UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 October 3, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                         CIRMAKER TECHNOLOGY CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


       333-70156                                          98-0228169
(Commission File Number)                       (IRS Employer Identification No.)


                     1230 Avenue of the Americas, 7th Floor
                               New York, NY 10020
                    ----------------------------------------
                    (address of principal executive offices)


                                 (917) 639-4098
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


            2300 W. Sahara Ave., Suite 500-C, Las Vegas, Nevada 89102
         ---------------------------------------------------------------
         (Former name and former address, if changed since last report.)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective as of October 3, 2003, Cirmaker Technology Corporation (the "Company") formally engaged Livingston, Wachtell & Co., LLP as its principal independent auditor to audit the financial statements of the Company for the year ending December 31, 2003 and simultaneously Cirmaker dismissed Beckstead and Watts, LLP (the "Former Accountant").

     The Former Accountant did not provide an audit report for either of the Company's last two fiscal years. For information regarding the resignation of Morgan & Company, the Company's independent auditor whose reports dated (a) October 28, 2002 on the Company's consolidated financial statements as of and for the fiscal year ended July 31, 2002 and (b) August 27, 2001 on the Company's consolidated financial statements as of and for the fiscal year ended July 31, 2001, see the current report on Form 8-K/A filed by the Company with the Securities and Exchange Commission on August 14, 2003 under Commission File No. 333-70156.

     On March 25, 2003, the Company effected a reverse acquisition whereby it acquired a controlling interest in Cirmaker Industry Co. Ltd., a corporation organized under the laws of the Republic of China (the "Operating Subsidiary"). The Company adopted the fiscal year end (December 31) of the Operating Subsidiary, who was the accounting acquirer in the reverse acquisition. The Former Accountant's report dated March 20, 2003 on the consolidated financial statements of the Operating Subsidiary as of and for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

     The decision to change accountants was recommended, authorized and approved by the board of directors of the Company.

     There were no disagreements with the Former Accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Former Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     Livingston, Wachtell & Co., LLP did not advise the Company with respect to any of the matters described in paragraphs (a)(2)(i) or (ii) of Item 304 of Regulation S-B.

     The Company has requested the Former Accountant to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated October 3, 2003, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

C.   Exhibits.

16.1 Letter re change in certifying accountant


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 3, 2003                      CIRMAKER TECHNOLOGY CORPORATION


                                            By:  /s/ Charles Skeele
                                               ---------------------------------
                                                 Charles Skeele
                                                 Chief Executive Officer and
                                                 Chief Financial Officer